                        PROSPECTUS -- FEBRUARY 28, 1997

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                              ANCHOR SERIES TRUST
--------------------------------------------------------------------------------
                                 P.O. BOX 54299
                      LOS ANGELES, CALIFORNIA, 90054-0299


     Anchor Series Trust (the "Trust") is an open-end diversified management investment company. The Trust includes twelve Portfolios, each of which has its own investment objective and policies. This prospectus includes four of the twelve portfolios of the Trust.


     Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies. The contracts involve fees and expenses not described in this Prospectus and may also involve certain restrictions or limitations on the allocation of purchase payments or contract values to one or more series of the Trust. Certain Portfolios of the Trust may not be available in connection with a particular contract. See the applicable contract prospectus for information regarding contract fees and expenses and any restrictions or limitations.



     The CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation. This Portfolio invests in growth equity securities which are widely diversified by industry and company.

     The GROWTH PORTFOLIO seeks capital appreciation primarily through investments in growth equity securities.

     The NATURAL RESOURCES PORTFOLIO seeks a total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. This Portfolio invests primarily in equity securities of U.S. or foreign companies which are expected to provide favorable returns in periods of rising inflation.


     The GOVERNMENT AND QUALITY BOND PORTFOLIO seeks relatively high current income, liquidity and security of principal. This Portfolio invests in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in investment grade corporate debt securities.


     As a result of the market risk inherent in any investment, there is no assurance that the investment objective of any of the Portfolios will be realized. INVESTMENTS IN A PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY OTHER ENTITY OR PERSON.

     This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Trust. Please read it carefully and retain it for future reference. A Statement of Additional Information dated February 28, 1997 has been filed with the Securities and Exchange Commission. Further information about the performance of the Portfolios is contained in the Trust's Annual Report to Shareholders. The Annual Report to Shareholders and the Statement of Additional Information may be obtained upon request and without charge by writing to the Trust at the above address or by calling (800) 445-SUN2.

                    ----------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
  UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                    ----------------------------------------

                               TABLE OF CONTENTS


                                                 ITEM                                                   PAGE
------------------------------------------------------------------------------------------------------  ----
FINANCIAL HIGHLIGHTS..................................................................................    2
THE TRUST.............................................................................................    3
INVESTMENT OBJECTIVES AND POLICIES....................................................................    3
    Investment Portfolios.............................................................................    4
      Capital Appreciation Portfolio..................................................................    4
      Growth Portfolio................................................................................    4
      Natural Resources Portfolio.....................................................................    5
      Government and Quality Bond Portfolio...........................................................    6
REPURCHASE AGREEMENTS.................................................................................    7
ILLIQUID SECURITIES...................................................................................    7
HEDGING AND INCOME ENHANCEMENT STRATEGIES.............................................................    7
    Options Transactions..............................................................................    8
    Futures Contracts and Options Thereon.............................................................    8
    Special Risks of Hedging and Income Enhancement Strategies........................................    8
    Forward Commitments...............................................................................    8
INVESTMENT RESTRICTIONS...............................................................................    9
SPECIAL CONSIDERATIONS................................................................................    9
MANAGEMENT OF THE TRUST...............................................................................   10
    The Trustees......................................................................................   10
    SAAMCo............................................................................................   10
    Wellington Management Company, LLP................................................................   10
    Portfolio Management..............................................................................   11
    Custodian, Transfer and Dividend Paying Agent.....................................................   11
    Expenses of the Trust.............................................................................   11
PORTFOLIO TRANSACTIONS................................................................................   12
NET ASSET VALUE.......................................................................................   12
DIVIDENDS, DISTRIBUTIONS AND TAXES....................................................................   13
DESCRIPTION OF THE TRUST..............................................................................   13
REPORTS AND INDEPENDENT ACCOUNTANTS...................................................................   13
DISTRIBUTION AND REDEMPTION OF SHARES; INQUIRIES......................................................   14
APPENDIX A


                                       (i)

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                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------
                              ANCHOR SERIES TRUST

     The following selected Financial Highlights have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report for the 5 years in the period ended December 31, 1996 is included in the Trust's Annual Report. This information should be read in conjunction with the financial statements and notes thereto, which are included in the Statement of Additional Information.


                                                                           DIVIDENDS
                                         NET REALIZED                       DECLARED       DIVIDENDS         NET
              NET ASSET        NET       & UNREALIZED                       FROM NET        FROM NET        ASSET
                VALUE        INVEST-      GAIN (LOSS)      TOTAL FROM       INVEST-         REALIZED        VALUE
   YEAR       BEGINNING       MENT            ON           INVEST- MENT       MENT          GAIN ON        END OF       TOTAL
  ENDED       OF PERIOD      INCOME       INVESTMENTS      OPERATIONS        INCOME       INVESTMENTS      PERIOD      RETURN
------------------------------------------------------------------------------------------------------------------------------
                                                Capital Appreciation Portfolio
3/23/87-
12/31/87        $10.00       $ 0.03 +       $ (1.69)         $ (1.66)        $(0.04)         $(0.35)       $  7.95       (16.5)%
12/31/88          7.95         0.09            1.64             1.73          (0.05)         --               9.63        21.1
12/31/89          9.63         0.18            2.23             2.41          (0.01)         --              12.03        25.0
12/31/90         12.03         0.13           (2.04)           (1.91)         (0.29)          (0.02)          9.81       (16.2)
12/31/91          9.81         0.09            5.41             5.50          (0.01)          (0.07)         15.23        56.1
12/31/92         15.23         0.01            3.70             3.71          (0.07)          (1.12)         17.75        25.9
12/31/93         17.75        (0.03)           3.73             3.70          (0.01)          (1.16)         20.28        21.1
12/31/94         20.28        (0.02)          (0.71)           (0.73)         --              (2.04)         17.51        (3.8)
12/31/95         17.51         0.06            6.00             6.06          (0.15)          (0.20)         23.22        34.6
12/31/96         23.22         0.06            5.73             5.79          (0.06)          (0.95)         28.00        25.1

                                                       Growth Portfolio
12/31/87         13.99         0.25           (0.04)            0.21          (0.48)          (1.27)         12.45         0.6
12/31/88         12.45         0.22            1.37             1.59          --             --              14.04        12.8
12/31/89         14.04         0.31            3.91             4.22          (0.29)         --              17.97        30.1
12/31/90         17.97         0.27           (0.50)           (0.23)         (0.56)          (1.72)         15.46        (1.6)
12/31/91         15.46         0.22            6.05             6.27          (0.12)          (0.21)         21.40        40.8
12/31/92         21.40         0.09            0.99             1.08          (0.19)          (0.62)         21.67         5.4
12/31/93         21.67         0.05            1.60             1.65          (0.08)          (0.92)         22.32         7.8
12/31/94         22.32         0.05           (1.03)           (0.98)         (0.05)          (3.11)         18.18        (4.7)
12/31/95         18.18         0.11            4.62             4.73          (0.05)          (3.38)         19.48        26.3
12/31/96         19.48         0.20            4.57             4.77          (0.11)          (0.95)         23.19        25.0

                                                 Natural Resources Portfolio
12/31/88         10.00         0.33 +          0.84             1.17          (0.17)         --              11.00        11.7
12/31/89         11.00         0.39            1.63             2.02          (0.12)         --              12.90        18.3
12/31/90         12.90         0.33           (2.10)           (1.77)         (0.61)          (0.80)          9.72       (15.0)
12/31/91          9.72         0.26            0.21             0.47          (0.13)         --              10.06         4.9
12/31/92         10.06         0.21            0.05             0.26          (0.39)         --               9.93         2.5
12/31/93          9.93         0.15            3.42             3.57          (0.17)         --              13.33        36.2
12/31/94         13.33         0.23           (0.09)            0.14          (0.09)          (0.09)         13.29         1.0
12/31/95         13.29         0.18            2.15             2.33          (0.21)          (0.29)         15.12        17.5
12/31/96         15.12         0.22            1.89             2.11          (0.13)          (0.23)         16.87        14.1

                                            Government and Quality Bond Portfolio
12/31/87         13.70         1.11           (1.01)            0.10          (1.83)         --              11.97         1.6
12/31/88         11.97         1.13           (0.08)            1.05          (1.43)         --              11.59         8.8
12/31/89         11.59         1.10            0.71             1.81          --             --              13.40        15.6
12/31/90         13.40         1.05           (0.09)            0.96          (2.30)         --              12.06         7.8
12/31/91         12.06         1.00            1.08             2.08          (0.11)         --              14.03        17.3
12/31/92         14.03         1.02           (0.05)            0.97          (1.07)         --              13.93         6.9
12/31/93         13.93         0.90            0.25             1.15          (0.86)         --              14.22         8.3
12/31/94         14.22         0.86           (1.30)           (0.44)         (0.73)          (0.19)         12.86        (3.1)
12/31/95         12.86         0.90            1.55             2.45          (1.08)         --              14.23        19.4
12/31/96         14.23         0.87           (0.50)            0.37          (0.90)          (0.03)         13.67         2.9

              NET                        RATIO OF NET
             ASSETS       RATIO OF        INVESTMENT
             END OF      EXPENSES TO       INCOME TO       PORTFOLIO       AVERAGE
   YEAR      PERIOD      AVERAGE NET      AVERAGE NET      TURNOVER      COMMISSION
  ENDED     (000'S)        ASSETS           ASSETS           RATE        PER SHARE @
------------------------------------------------------------------------------------------------
                            Capital Appreciation Portfolio
3/23/87-
12/31/87    $  7,849          1.5%#+           0.5%#+         115.0%           N/A
12/31/88      19,976          1.1              1.0             30.3            N/A
12/31/89      35,951          1.0              1.6             30.9            N/A
12/31/90      27,568          1.0              1.2             37.2            N/A
12/31/91      45,976          1.0              0.7             72.9            N/A
12/31/92      83,414          0.9              0.1             92.9            N/A
12/31/93     182,515          0.9             (0.2)           111.2            N/A
12/31/94     229,544          0.8             (0.1)            64.0            N/A
12/31/95     356,218          0.8              0.3             60.1            N/A
12/31/96     567,672          0.8              0.2             69.2         0.0517

                                 Growth Portfolio
12/31/87     210,736          0.9              1.6             81.6            N/A
12/31/88     195,105          1.0              1.6             37.6            N/A
12/31/89     171,593          1.0              1.8             26.9            N/A
12/31/90     151,527          0.9              1.6             22.2            N/A
12/31/91     231,857          0.9              1.2             36.9            N/A
12/31/92     279,291          0.9              0.5             37.9            N/A
12/31/93     311,050          0.9              0.2             66.3            N/A
12/31/94     246,149          0.8              0.2             74.8            N/A
12/31/95     307,857          0.9              0.6             92.1            N/A
12/31/96     366,602          0.8              0.9             51.7         0.0515

                            Natural Resources Portfolio
12/31/88      12,324          1.6+             3.2+            20.0            N/A
12/31/89      16,971          1.5              3.3             38.2            N/A
12/31/90      14,954          1.4              3.0             26.6            N/A
12/31/91       9,407          1.2              2.5              2.6            N/A
12/31/92       8,796          1.3              2.1             18.7            N/A
12/31/93      18,255          1.1              1.3             34.5            N/A
12/31/94      21,230          1.0              1.7             36.0            N/A
12/31/95      28,941          1.0              1.3             32.0            N/A
12/31/96      45,329          0.9              1.3             52.5         0.0409

                       Government and Quality Bond Portfolio
12/31/87     267,091          0.8              8.7             36.0            N/A
12/31/88     195,984          0.8              8.9            120.5            N/A
12/31/89     163,082          0.8              8.6             71.8            N/A
12/31/90     155,522          0.8              8.5             63.3            N/A
12/31/91     197,463          0.8              7.8             87.5            N/A
12/31/92     207,860          0.8              7.3             76.4            N/A
12/31/93     264,660          0.7              6.2             93.2            N/A
12/31/94     232,530          0.7              6.4            117.6            N/A
12/31/95     225,579          0.7              6.5            135.2            N/A
12/31/96     221,603          0.7              6.3            106.7            N/A


* Selected data for a share of beneficial interest outstanding throughout each period (calculated based upon average shares outstanding).
# Annualized.
+ Net of expense reimbursement.
@ The average commission per share is derived by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased and sold. This information was not required to be disclosed prior to 1996.

--------------------------------------------------------------------------------

                                   THE TRUST
--------------------------------------------------------------------------------


     ANCHOR SERIES TRUST (the "Trust") is an open-end diversified management investment company. This Prospectus describes four of the twelve separate portfolios of the Trust which are the: Capital Appreciation Portfolio, Growth Portfolio, Natural Resources Portfolio and Government and Quality Bond Portfolio (each a "Portfolio" and collectively the "Portfolios"). The Trust issues a separate series of shares for each Portfolio, which in some instances have rights separate from other series of shares. The Trustees may provide for additional portfolios from time to time. The Declaration of Trust permits the Trustees to issue an unlimited number of full or fractional shares of each series of shares. (See "Dividends, Distributions and Taxes.")


     SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), an indirect wholly owned subsidiary of SunAmerica Inc., serves as investment adviser for all the portfolios of the Trust. (See "SAAMCo.") Wellington Management Company, LLP ("WMC" or the "Sub-Adviser") serves as sub-adviser for all the Portfolios of the Trust. (See "Wellington Management Company, LLP.") When referred to collectively herein, SAAMCo and WMC shall be referred to as the "Advisers."

     Shares of the Portfolios are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, Phoenix Mutual Life Insurance Company and Presidential Life Insurance Company (the "Life Companies"). Certain series of the Trust may not be available in connection with a particular contract. Anchor National Life Insurance Company and First SunAmerica Life Insurance Company are under common control with, and therefore are affiliated with, the Adviser. Phoenix Mutual Life Insurance Company and Presidential Life Insurance Company are not affiliates of the Adviser. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with the Adviser. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

--------------------------------------------------------------------------------

                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

     Each Portfolio of the Trust has a different investment objective and is managed separately. The risks and opportunities of each Portfolio should be examined separately. The differences in objectives and policies among the Portfolios will affect the investment return of each Portfolio and the degree of market and financial risk of each Portfolio. The investment objective of each Portfolio stated below may not be changed without the approval of the holders of the outstanding shares of each Portfolio affected. There is no assurance that the investment objectives of the various Portfolios will be met.

                             INVESTMENT PORTFOLIOS




CAPITAL APPRECIATION PORTFOLIO

     The investment objective of this Portfolio is to seek long-term capital appreciation primarily through investments in growth equity securities which are widely diversified by industry and company. In contrast to the majority of growth equity securities which will be selected for the Growth Portfolio, the Capital Appreciation Portfolio will generally consist of a greater proportion of securities of smaller companies which may be newer and less seasoned, companies which represent new or changing industries, and those which, in the opinion of the Sub-Adviser, represent special situations, the potential future value of which has not been recognized by other institutional investors. In seeking to achieve its objective, the Portfolio will invest primarily in U.S. common stocks and may sell covered call options on certain of such stocks on U.S. exchanges, purchase call and put options and combinations of such options on U.S. exchanges and enter into closing transactions with respect to certain of its option positions on the exchanges. In addition, the Portfolio may invest in debt securities and preferred stocks that are convertible into, or that carry warrants to purchase, common stocks or other equity interests. The Portfolio also may engage in transactions involving stock index futures and options thereon for income enhancement or as a hedge against changes in market conditions. (See "Hedging and Income Enhancement Strategies.") In addition, the Portfolio may invest up to 25% of its total assets in foreign securities and may engage in forward foreign exchange contracts with respect to these investments. (See "Foreign Securities" in the Statement of Additional Information.)

     A significant portion of the Portfolio's equity investments are expected to be in securities which are not listed for trading on domestic securities exchanges and, although publicly traded, may be less liquid than securities issued by larger, more seasoned companies which trade on domestic securities exchanges.



     As a result of its investment policies, the Portfolio's securities can be expected on average to exhibit greater volatility than the equity markets as a whole as measured by the price movement of the Standard & Poor's 500 Composite Stock Index. The relative position size of each security holding within the Portfolio may be determined, in part, by the relative capitalization of the issue in the equity markets as a whole. Therefore, highly capitalized companies may be allowed a larger position in the Portfolio than smaller capitalized companies. As a result, the overall diversification of the Portfolio's holdings may serve to reduce the specific risk associated with investments in any one issuer.



     The Portfolio may also invest in short-term money market instruments, including repurchase agreements. See "Repurchase Agreements" and the discussion under "Government and Quality Bond Portfolio" for a description of these securities. In addition, the Portfolio may purchase when-issued securities. (See "When-Issued Securities" in the Statement of Additional Information.)



GROWTH PORTFOLIO


     The investment objective of this Portfolio is to seek capital appreciation primarily through investments in growth equity securities. Growth equity securities include seasoned companies with proven records and above-average earnings growth, and smaller companies with outstanding growth records and potential. Growth equity securities tend to have above-average price/earnings ratios and less-than-average current yield. The Portfolio's investments will be widely diversified by industry and company. The Portfolio may also engage in transactions involving stock index futures and options thereon for income enhancement or as a hedge against changes in market conditions. (See "Hedging and Income Enhancement Strategies.")


     The majority of the Portfolio's equity investments are securities listed on the New York Stock Exchange and other domestic securities exchanges. The Portfolio also invests in unlisted securities, but these are generally securities that have an established over-the-counter market, although the depth and liquidity of that market may vary from time to time and from security to security. In addition, the Portfolio may invest up to 25% of its total assets in foreign securities and may engage in forward foreign exchange contracts with respect to these investments. (See "Foreign Securities" in the Statement of Additional Information.)


     Convertible securities may constitute up to 20% of the Portfolio's net assets, and may be used for defensive purposes or when they are an attractive alternative to the underlying common stock. In seeking to achieve its objective the Portfolio will primarily invest in U.S. common stocks and may sell covered call options on certain of such stocks on U.S. exchanges, purchase call and put options and combinations of such options on U.S. exchanges, and enter into closing transactions with respect to certain of its option positions on the exchanges.

     The Portfolio intends, except under unusual market conditions or to meet liquidity needs, to remain fully invested in equity securities. However, the Portfolio may invest in short-term money market instruments, including repurchase agreements. See "Repurchase Agreements" and the discussion under "Government and Quality Bond Portfolio" for a description of these securities. In addition, the Portfolio may purchase when-issued securities. (See "When-Issued Securities" in the Statement of Additional Information.)

NATURAL RESOURCES PORTFOLIO


     The investment objective of this Portfolio is to provide a total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. The Portfolio will invest primarily in equity securities of companies which are expected to benefit from rising inflation, and in debt obligations and fixed income securities which are expected to provide favorable returns in periods of rising inflation. The Portfolio will invest in domestic securities and foreign securities including American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs"). ADRs are typically issued by a U.S. bank or trust company, and evidence ownership of underlying securities issued by a foreign corporation. GDRs are issued globally, and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the United States securities markets, and GDRs are designed for trading in non-U.S. security markets. Securities issued by foreign issuers may be denominated in U.S. dollars or foreign currencies.


     Investments will be chosen primarily based on their historical and projected relationship with inflation. The Portfolio will invest in securities issued by companies engaged in exploration, mining, fabrication, processing or trading in gold, and other precious metals and minerals including diamonds, and natural resources including oil, timber, and agricultural commodities; real estate investment trusts (REITs); and other investments which are expected to provide a hedge against anticipated inflation. The Portfolio will concentrate its investments by investing at least 25% of its assets in the securities of companies in gold-related industries, including exploration, mining, fabrication, processing and trading in gold. In addition, the Portfolio may invest in securities (including debt securities and preferred stock) the terms of which are related to the market value of gold and other natural resource assets, and may also invest its assets in short-term investments including non-dollar denominated instruments. The Portfolio may also invest up to 10% of its assets in the securities of investment companies (including foreign investment companies) which make investments that are expected to provide a hedge against anticipated inflation. However, the Portfolio will not invest more than 5% of its assets in any single investment company and will not purchase more than 3% of the voting stock of an investment company. In addition, the Portfolio will not purchase the securities of any closed-end investment company which would result in the funds which are advised by the Adviser or by the Sub-Adviser owning, in the aggregate, more than 10% of the voting stock of the closed-end investment company. If the Portfolio invests in investment companies, the Portfolio's shareholders will bear not only their proportionate share of expenses of the Portfolio, but also indirectly will bear similar expenses of the underlying investment company.

     Investments in securities related to gold or other precious metals and minerals are considered speculative and are impacted by a host of world-wide economic, financial and political factors. Prices of gold and other precious metals may fluctuate sharply over short time periods due to: changes in inflation or expectations regarding inflation in various countries; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals or minerals. The Portfolio's concentration in gold related industries exposes it to greater risk than a portfolio less concentrated in a group of related industries.

     The value of equity investments related to other natural resources such as oil, timber, and agricultural commodities will fluctuate pursuant to market conditions, generally, as well as the market for the particular natural resource in which the issuer is involved. The Sub-Adviser believes that the values of natural resources fluctuate differently with respect to different stages of the inflationary cycle. In addition, the values of natural resources are subject to numerous factors including events of nature and international politics. The Sub-Adviser will seek securities that are attractively priced relative to the intrinsic value of the relevant natural resource, or that are of companies which are positioned to benefit during particular portions of the inflationary cycle.

     It is expected that the market price of securities, the principal amount, redemption terms, or conversion terms of which are related to the market price of a natural resource asset, will fluctuate on the basis of the natural resource on which such security is based. However, there may not be a perfect correlation between the movements of the asset-based security and the underlying natural resource asset. Further, such securities typically bear interest or pay dividends at below market rates, and in certain cases at nominal rates.

     The Portfolio may write covered call options on stocks, purchase put and call options and combinations of such options, and enter into closing transactions with respect to such options. The Portfolio also may engage in transactions involving stock index futures contracts and options thereon and in transactions involving the future delivery of fixed income securities ("Financial Futures Contracts") and options thereon for income enhancement or as a hedge against changes in market conditions. The Portfolio may also engage in forward foreign exchange contracts. (See "Hedging and Income Enhancement Strategies.")



GOVERNMENT AND QUALITY BOND PORTFOLIO

     The investment objective of this Portfolio is relatively high current income, liquidity and security of principal. The Portfolio will seek to achieve its objective by investing in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities ("government securities"), corporate debt securities rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard and Poor's Ratings Services, a division of the McGraw-Hill Companies Inc. ("Standard and Poor's") ("high quality corporate bonds") and U.S. dollar denominated foreign government and corporate debt securities of comparable quality. It is currently anticipated that the Portfolio will have the majority of its assets invested in government securities since the Trust is permitted to treat each U.S. agency or instrumentality as a separate issuer for purposes of determining compliance with diversification standards imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). (See "Special Considerations.")

     The Portfolio may invest in mortgage-backed securities known as Ginnie Maes ("GNMA Securities"). GNMA Securities represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest on modified pass-through certificates when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. The Portfolio may also invest in similar mortgage-backed securities with differences in timing of payment and pool structure, and other forms of GNMA Securities which are developed from time to time if they are consistent with the investment objective of the Portfolio.

     Mortgages included in single family or multi-family residential mortgage pools backing an issue of GNMA Securities have a maximum maturity of up to 40 years. Scheduled payments of principal and interest are made to the registered holders of GNMA Securities (such as the Portfolio) each month. Unscheduled prepayments of mortgages included in these pools occur as a result of payment or refinancing by homeowners or as a result of a default. Prepayments are passed through to the registered holders of GNMA Securities with the regular monthly payments of principal and interest. This has the effect of reducing future payments on such GNMA Securities.

     The Portfolio will also invest in high quality corporate bonds. High quality corporate bonds may include straight debt securities of corporate or trust issuers which are rated in the two highest rating categories by Moody's or Standard and Poor's or, if not rated, determined by the Sub-Adviser to be of comparable quality. At least 80% of the Portfolio will be invested in government securities and high quality corporate bonds, except for temporary defensive purposes. Up to 20% of the Portfolio may be invested in bonds rated as low as A by Moody's or Standard and Poor's or, if not rated, determined by the Sub-Adviser to be of comparable quality. See Appendix A for a description of corporate bond ratings.

     The Portfolio may also invest in other obligations issued, guaranteed or insured by the United States, its agencies or instrumentalities. Some obligations issued or guaranteed by agencies of the U.S. Government are backed by the full faith and credit of the United States; others are backed only by the rights of the issuer to borrow from the U.S. Treasury, such as Federal Mortgage Association Securities. Insured obligations are generally backed by a fund established by the agency to provide for losses. The GNMA Securities acquired by the Portfolio have historically involved little risk of loss of principal if held to maturity. However, if interest rates fluctuate or there are prepayments on securities purchased at a premium, the market value of the securities may vary.

     The Portfolio may invest in short-term money market instruments denominated in U.S. dollars, including: (i) commercial paper rated either A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's at the time of investment, or, if not rated, of comparable quality; (ii) obligations (including certificates of deposit, time deposits, bank notes and bankers' acceptances) of U.S. savings and loan institutions, U.S. commercial banks (including foreign branches of such banks), and U.S. and London branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) corporate obligations rated at least AA by Standard and Poor's or Aa by Moody's at the time of investment, or, if not rated, of comparable quality; (iv) obligations issued or guaranteed as to principal and interest by the U.S. Government or the agencies or instrumentalities thereof; and (v) repurchase agreements (see "Repurchase Agreements"). Descriptions of bond ratings are set forth in Appendix A. The Portfolio may also invest in when-issued securities and may engage in transactions involving Financial Futures Contracts and in options thereon for income enhancement or hedging purposes. (See "When-Issued Securities" in the Statement of Additional Information and "Hedging and Income Enhancement Strategies.")



                             REPURCHASE AGREEMENTS

     All Portfolios may enter into repurchase agreements (commonly called "repos") with banks and dealers in U.S. Government securities. Under a repurchase agreement, a Portfolio may acquire an underlying debt instrument for a relatively short period, subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans by the Portfolios. The total amount received on repurchase would exceed the price paid by the Portfolio, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to the settlement date, and would not be related to the interest rate on the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by the Portfolio upon the acquisition is accrued daily as interest. In the event of a default by an institution, the Portfolio may incur certain costs in liquidating the collateral, and could also incur a loss if the proceeds realized upon sale of the underlying obligations are less than the repurchase price. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by a Portfolio may be delayed or limited and the Portfolio may incur additional costs. In such case, the Portfolio will be subject to risks associated with changes in the market value of the collateral securities. In order to limit the risks associated with entry into repurchase agreements, the Trustees have adopted procedures to monitor and evaluate the creditworthiness of institutions with which it proposes to engage in repos. The Portfolios will always obtain collateral in proper form having a market value of not less than 102% of the purchase price. Such collateral will be U.S. Government obligations and will be in the actual or constructive possession of the Portfolio.

                              ILLIQUID SECURITIES

     Each of the Portfolios may invest no more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice. For this purpose, not all securities which are restricted are deemed to be illiquid. For example, restricted securities which the Board of Trustees, or the Adviser or Sub-Adviser pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act of 1933, as amended (the "1933 Act") or certain private placements of commercial paper issued in reliance on an exemption from the 1933 Act pursuant to Section 4(2) thereof, will not be deemed to be illiquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement which by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. Government, its agencies or instrumentalities in a private placement. See "Illiquid Securities" in the Statement of Additional Information for a further discussion of investments in such securities.

                   HEDGING AND INCOME ENHANCEMENT STRATEGIES

     Each Portfolio may each engage in various portfolio strategies to reduce certain risks of its investments and to attempt to enhance income. These strategies include the use of options and futures contracts and options thereon. A Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed and each Portfolio may use these new investments and techniques to the extent consistent with its investment objectives and policies.

OPTIONS TRANSACTIONS

     A Portfolio may purchase and write (i.e., sell) put and call options on securities and financial indices to enhance income or to hedge its portfolio. These options may be on debt securities, aggregates of debt securities, financial indices (e.g., Standard and Poor's 500 Composite Stock Index) and U.S. Government securities and may be traded on securities exchanges or over-the-counter. A Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and the simultaneous purchase of a call option and sale of a put option with identical strike prices and expiration dates to protect against a change in the price. A Portfolio may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies -- Call and Put Options on Securities" in the Statement of Additional Information.

FUTURES CONTRACTS AND OPTIONS THEREON


     Each Portfolio may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission. These futures contracts and related options will be on debt securities, aggregates of debt securities, financial indices and U.S. Government securities and include futures contracts and options thereon which are linked to the London Interbank Offered Rate (LIBOR).


     A Portfolio may not purchase or sell futures contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on such Portfolio's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Portfolio's total assets.

     A Portfolio's successful use of futures contracts and related options depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than a specified futures contract resulting in losses to a Portfolio.

     A forward foreign exchange contract involves the future obligation to purchase or sell a specific currency on a specified date and at a specified price determined at the time of entering into the contract. It should be recognized that the use of foreign currency contracts to protect the value of the Portfolio's assets against a decline in the value of a currency does not eliminate fluctuations in the value of the Portfolio's underlying security holdings. In addition, although the use of foreign exchange contracts can minimize the risk of loss due to a decline in value of the foreign currency, the use of such contracts will tend to limit any potential gain resulting from an increase in the relative value of the foreign currency to the U.S. dollar.

SPECIAL RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES

     Participation in the options or futures markets involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If an Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include: (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to the need for a Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions.

FORWARD COMMITMENTS

     Each Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if a Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if a Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Portfolio's other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for the Portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if the Sub-Adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

     In addition to the investment policies set forth above, certain additional restrictive policies relating to the investment of assets of the Portfolios have been adopted by the Trust. Certain investment restrictions of the Trust are deemed fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Portfolio affected, which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio. Details as to such policies are set forth in the Statement of Additional Information.

--------------------------------------------------------------------------------

                             SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

     The Code imposes certain diversification standards on the underlying assets of Variable Contracts held in the Portfolios of the Trust. The Code provides that a Variable Contract shall not be treated as an annuity contract or life insurance for any period for which the investments are not adequately diversified, in accordance with regulations prescribed by the Treasury Department. Disqualification of the Variable Contract as an annuity contract or life insurance would result in imposition of federal income tax on the Contract Owner with respect to earnings allocable to the Variable Contract prior to the receipt of payments under the Variable Contract. The Code contains a safe harbor provision which provides that contracts such as the Variable Contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consists of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

     The Treasury Department has issued Regulations (Treas. Reg. Section 1.817-5) which establish diversification requirements for the investment portfolios underlying variable contracts, such as the Variable Contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if, at the close of each calendar quarter, (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment.

     The Technical and Miscellaneous Revenue Act of 1988 provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

     It is intended that each Portfolio of the Trust underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

--------------------------------------------------------------------------------

                            MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

THE TRUSTEES

     The Trust is organized as a Massachusetts business trust. The overall responsibility for the supervision of the affairs of the Trust is vested in the Trustees. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Adviser and Sub-Adviser are expected to follow in implementing the investment policies and objectives of the Trust.

SAAMCO

     The Trust, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs.

     SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, is a corporation organized in 1982 under the laws of the State of Delaware. SAAMCo is an indirect wholly owned subsidiary of SunAmerica Inc., a financial services company. In addition to serving as adviser to the Trust, the Adviser and its affiliates serve as adviser, manager and/or administrator for Anchor Pathway Fund, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., Style Select Series, Inc. and SunAmerica Series Trust. The Adviser and its affiliates managed, advised and/or administered assets of approximately $9.6 billion as of December 31, 1996 for investment companies, individuals, pension accounts, and corporate and trust accounts. SAAMCo provides investment advisory services, office space, and other facilities for the management of the affairs of the Trust, and pays all compensation of officers and Trustees of the Trust who are affiliated persons of SAAMCo.

     The annual rate of the investment advisory fees which apply to each Portfolio, are as follows:


     Capital Appreciation Portfolio pays a fee of .75% of Assets per annum; Growth Portfolio pays a fee of .75% of Assets per annum; Natural Resources Portfolio pays a fee of .75% of Assets per annum; and Government and Quality Bond Portfolio pays a fee of .625% of Assets per annum. The investment management fees set out above are higher than those paid by many other investment companies with similar investment objectives. Notwithstanding the foregoing, SAAMCo has agreed to waive a portion of its fees to reflect a fee schedule based on the asset size of a given portfolio. As a result, in certain cases, the fees actually collected with respect to a portfolio may be less than those set forth above. More complete information concerning the fee waivers is contained in the Statement of Additional Information.



     The term "Assets" means the average daily net assets of the Portfolio. The Investment Advisory fees are accrued daily and paid monthly.

     SAAMCo has agreed that, in the event the expenses of one or more of the Portfolios exceeds applicable state law expense limitations, it will waive its fees under the Investment Advisory and Management Agreements to the extent necessary to reduce the expenses of the affected Portfolio(s) so as not to exceed such limitation(s). No such waiver shall result in the obligation (contingent or otherwise) of the affected Portfolio(s) to repay SAAMCo in any fiscal year any such amounts waived in previous fiscal years. Such agreements with respect to expense limitations do not require SAAMCo to additionally reimburse any Portfolio in the event the waivers are insufficient to reduce such Portfolio's expenses to the applicable limitations.


     For the year ended December 31, 1996, SAAMCo received fees relating to the four Portfolios equal to the following percentages of Assets: Capital Appreciation Portfolio, 0.67%; Growth Portfolio, 0.73%; Natural Resources Portfolio, 0.75%; and Government and Quality Bond Portfolio, 0.62%.


WELLINGTON MANAGEMENT COMPANY, LLP

     WMC acts as Sub-Adviser to each Portfolio of the Trust, pursuant to a Sub-Advisory Agreement with SAAMCo to manage the investment and reinvestment of the assets of such Portfolios. WMC is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays WMC's fees.

     WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of December 31, 1996, WMC had discretionary management authority with respect to approximately $133 billion of assets.

     WMC is a Massachusetts partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan. The principal business address of WMC is 75 State Street, Boston, Massachusetts 02109.

     The portion of the investment advisory fees received by SAAMCo and paid to WMC are as follows:


     Capital Appreciation Portfolio -- .375% per annum on the first $50 million of Assets, .275% per annum on the next $100 million, .20% per annum on the next $350 million, and .15% per annum over $500 million; Growth Portfolio -- .325% per annum on the first $50 million of Assets, .225% per annum on the next $100 million, .20% per annum on the next $350 million, and .15% per annum over $500 million; Natural Resources Portfolio -- .35% per annum on the first $50 million of Assets, .25% per annum on the next $100 million, .20% per annum on the next $350 million, and .15% per annum over $500 million; and Government and Quality Bond Portfolio -- .225% per annum on the first $50 million of Assets, .125% per annum on the next $50 million, and .10% per annum over $100 million.



     For the year ended December 31, 1996, SAAMCo informed the Trust that WMC received fees relating to the four portfolios equal to the following percentages of daily net assets: Capital Appreciation Portfolio, 0.23%; Growth Portfolio, 0.23%; Natural Resources Portfolio, 0.35%; and Government and Quality Bond Portfolio, 0.13%.


PORTFOLIO MANAGEMENT

     The following individuals are primarily responsible for the day-to-day management of the particular portfolios as indicated below.



     Robert D. Rands has served as the portfolio manager for the CAPITAL APPRECIATION PORTFOLIO since its inception in 1987. Mr. Rands is a Senior Vice President of WMC and joined the company in 1978.

     WMC's Growth Investment Team, comprised of Frank V. Wisneski, Senior Vice President; Matthew E. Megargel, Senior Vice President; and John J. Harrington, Vice President, has been responsible for managing the GROWTH PORTFOLIO since 1995.

     Ernst H. von Metzsch has served as the portfolio manager for the NATURAL RESOURCES PORTFOLIO since October 24, 1994. Mr. von Metzsch is a Senior Vice President, Partner and energy analyst at WMC and joined the company in 1973.



     John C. Keogh has served as the portfolio manager for the GOVERNMENT AND QUALITY BOND PORTFOLIO since March 31, 1994. Mr. Keogh is a Senior Vice President of WMC and joined the company in 1983.



CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

     State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

EXPENSES OF THE TRUST

     In addition to the investment advisory fee, the Trust incurs expenses, including legal, auditing and accounting expenses, Trustees' fees and expenses, insurance premiums, brokers' commissions, taxes and governmental fees, expenses of issue or redemption of shares, expenses of registering or qualifying shares for sale, reports and notices to shareholders, and fees and disbursements of custodians, transfer agents, registrars, shareholder servicing agents and dividend disbursing agents, and certain expenses with respect to membership fees of industry associations.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

     All purchase and sale orders of securities are placed on behalf of the Trust by WMC for all the Portfolios. If the securities in which a particular Portfolio invests are traded primarily in the over-the-counter market, then WMC may deal directly with the broker-dealers who make a market in the securities involved unless better prices and execution are available elsewhere. These brokers may also furnish brokerage and research services, including advice as to the advisability of investing in securities, securities analysis and reports.

     Broker-dealers involved in the execution of portfolio transactions on behalf of the Trust are selected on the basis of their professional capability and the value and quality of their services. In selecting such broker-dealers, WMC will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets in which the security can be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

     The Trust reserves the right to effect portfolio transactions through a broker affiliated with SAAMCo, acting as agent and not as principal, provided that any commissions, fees or other remuneration received by such broker are within the limitations set forth in the 1940 Act and are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

     Subject to applicable laws and regulations, the Advisers may also consider the willingness of particular brokers to sell the Variable Contracts or affiliated SunAmerica mutual funds as a factor in the selection of brokers for executing portfolio transactions on behalf of the Trust.

--------------------------------------------------------------------------------

                                NET ASSET VALUE
--------------------------------------------------------------------------------

     The Portfolios are open for business on any day the New York Stock Exchange ("NYSE") is open for regular trading. The net asset value of the shares of each Portfolio is computed daily at the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

     The net asset value of a share of each Portfolio is calculated by adding the value of all securities and other assets, deducting its accrued liabilities, and dividing the remainder by the number of shares outstanding. Securities of each Portfolio are valued as follows: Equity securities which are traded on domestic stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Equity securities traded in the over-the-counter market are valued at the closing bid price or yield equivalent as obtained from one or more dealers that make markets in the securities. Equity securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Securities not priced in this manner are valued at the most recent quoted bid price. Securities and assets for which market quotations are not readily available are valued at fair value at determined in good faith by or under the direction of the Board of Trustees of the Trust. Short-term investments that mature in less than sixty (60) days are valued at amortized cost unless the Trustees determine that amortized cost or value does not represent fair value, in which case fair value is determined as described above.

     Securities which are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, the Portfolio uses the exchange that is the primary market for the security. Values of portfolio securities primarily traded on foreign exchanges are already translated into U.S. dollars when received from a quotation service.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

     Each Portfolio of the Trust intends to continue to qualify as a "Regulated Investment Company" under certain provisions of the Code. Each Portfolio of the Trust will be treated as a separate entity for Federal income tax purposes. While qualified as a regulated investment company, each Portfolio of the Trust will not be subject to Federal income taxes on net investment income and net capital gains, if any, realized during any year provided all such net investment company taxable income and net capital gains are distributed to its shareholders.


     Dividends and distributions consisting of substantially all net investment income and net realized capital gains from the Growth, Capital Appreciation, Natural Resources and Government and Quality Bond Portfolios will be declared and reinvested at least annually in additional full and fractional shares of the respective Portfolios.


--------------------------------------------------------------------------------

                            DESCRIPTION OF THE TRUST
--------------------------------------------------------------------------------

     The Trust was organized under the laws of the Commonwealth of Massachusetts on August 26, 1983, as an unincorporated voluntary association, commonly known as a business trust. Its offices are at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. The Trust currently consists of twelve separate investment series, each with its own investment objective. Certain series of the Trust may not be available in connection with a particular annuity contract.

     All shares of the Trust are owned by separate accounts of the Life Companies. Pursuant to current interpretations of the 1940 Act, the Life Companies will solicit voting instructions from contract owners with respect to any matters that are presented to a vote of shareholders.

     On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Portfolio except for matters concerning only a series. Certain matters approved by a vote of all shareholders of the Trust may not be binding on a Portfolio whose shareholders have not approved such matters. The holders of each share of beneficial interest of the Trust shall be entitled to one vote for each full share and a fractional vote for each fractional share of beneficial interest. Shares of one series may not bear the same economic relationship to the Trust as shares of another series.

     The Trustees of the Trust have been elected by the shareholders of the Trust. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that at least a majority of the Trustees have been elected by the shareholders of the Trust at all times. The Trust is not required to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares and the Declaration of Trust sets out the procedures to be followed.

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and in net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Portfolio have no preference, pre-emptive, conversion, exchange or similar rights, and will be freely transferable. Under certain circumstances Trust shareholders may have a potential liability for the obligations of the Trust.

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                      REPORTS AND INDEPENDENT ACCOUNTANTS
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     The Trust will furnish audited annual and unaudited semi-annual reports to its shareholders. Price Waterhouse LLP, New York, New York, serves as the independent accountants to the Trust.

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

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                DISTRIBUTION AND REDEMPTION OF SHARES; INQUIRIES
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     Shares are only sold to separate accounts of the Life Companies at net asset value. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Contract owners do not deal directly with the Trust with respect to acquisition or redemption of shares.

     Inquiries regarding the Trust should be directed to P.O. Box 54299, Los Angeles, California, 90054-0299; telephone number: 800-445-SUN2.

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

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                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS
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     Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C". Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a larger, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Aa -- High quality by all standards. They are rated lower than the best quality bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat greater. A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position. B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Speculative in a high degree; often in default or have other marked shortcomings. C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard and Poor's Ratings Services, A Division of The McGraw-Hill Companies, Inc. rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong.
AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree. A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories. BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C1 -- Reserved for income bonds on which no interest is being paid. D -- In default and payment of interest and/or repayment of principal is in arrears.